UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023 (May 30, 2023)

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PARR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K of Par Pacific Holdings, Inc., a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission on June 1, 2023 (the “Prior 8-K”), Par Montana, LLC, Par Montana Holdings, LLC, and Par Rocky Mountain Midstream, LLC (collectively, the “Purchasers”), each subsidiaries of the Company, completed the previously announced acquisition from Exxon Mobil Corporation, ExxonMobil Oil Corporation, and ExxonMobil Pipeline Company LLC (collectively, the “Sellers”) of (i) the high-conversion, complex refinery located in Billings, Montana and certain associated distribution and logistics assets (collectively, the “Billings Assets”), and (ii) 100% of the issued and outstanding equity interests in Exxon Billings Cogeneration, Inc. and in Yellowstone Logistics Holding Company (the “Equity Interests” and, collectively with the Billings Assets, the “Billings Refinery and Associated Logistics Business”), pursuant to that certain Equity and Asset Purchase Agreement dated as of October 20, 2022 (as amended, the “Purchase Agreement”), among the Sellers, the Purchasers and, solely for certain purposes specified in the Purchase Agreement, the Company.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Prior 8-K for the sole purpose of providing the historical financial statements of the Billings Refinery and Associated Logistics Business and the pro forma financial information of the Company and its subsidiaries required by Item 9.01 of Form 8-K. As required by Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the Company has set forth the complete text of Item 9.01, as amended. This Amendment speaks as of the filing date of the Prior 8-K, does not update information in the Prior 8-K to reflect events that have occurred subsequent to the filing date of the Prior 8-K, and does not modify or update in any way disclosures made in the Prior 8-K. Except as described above, no other modification to the Prior 8-K is being made by this Amendment. Accordingly, this Amendment should be read in connection with the Prior 8-K, which provides a more complete description of the acquisition of the Billings Refinery and Associated Logistics Business.

Item 9.01         Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited combined financial statements of the Billings Refinery and Associated Logistics Business as of and for the years ended December 31, 2022 and 2021 are attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The unaudited condensed combined financial statements of the Billings Refinery and Associated Logistics Business for the quarterly period ended March 31, 2023 are attached hereto as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated combined financial information of Par Pacific Holdings, Inc. and its subsidiaries for the six months ended June 30, 2023 and for the year ended December 31, 2022 is attached hereto as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

2.1
Equity and Asset Purchase Agreement dated as of October 20, 2022, by and among Exxon Mobil Corporation, ExxonMobil Oil Corporation and ExxonMobil Pipeline Company, LLC, as sellers, and Par Montana, LLC, Par Montana Holdings, LLC, as purchaser entities, and solely for the limited purposes set forth therein, Par Pacific Holdings, Inc. Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 21, 2022. @

2.2
First Amendment to Equity and Asset Purchase Agreement dated as of June 1, 2023, by and among Exxon Mobil Corporation, ExxonMobil Oil Corporation and ExxonMobil Pipeline Company, LLC, as sellers, and Par Montana, LLC, Par Montana Holdings, LLC, and Par Rocky Mountain Midstream, LLC, as purchaser entities, and solely for the limited purposes set forth therein, Par Pacific Holdings, Inc. Incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on June 1, 2023.

10.1
Asset-Based Revolving Credit Agreement, dated as of April 26, 2023, by and among Par Pacific Holdings, Inc., as Holdings, Par Petroleum, LLC, Par Hawaii, LLC, Hermes Consolidated, LLC, Wyoming Pipeline Company LLC, Par Montana, LLC and Par Rocky Mountain Midstream, LLC, as Borrowers, Wells Fargo Bank, National Association, as Agent, Issuing Bank, and Swing Lender, the lenders party thereto, as the Lenders, and the other issuing banks party thereto, as Issuing Banks, and Wells Fargo Bank, National Association, Bank of America, N.A., Goldman Sachs Bank USA, MUFG Bank, LTD and Fifth Third Bank, National Association, as Joint Lead Arrangers and Joint Bookrunners. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 2, 2023. @

10.2
First Amendment to Asset-Based Revolving Credit Agreement, dated as of May 30, 2023, by and among Par Pacific Holdings, Inc., as Holdings, Par Petroleum, LLC, Par Hawaii, LLC, Hermes Consolidated, LLC, Wyoming Pipeline Company LLC, Par Montana, LLC and Par Rocky Mountain Midstream, LLC, as Borrowers, Wells Fargo Bank, National Association, as Agent, Issuing Bank, and Swing Lender, the lenders party thereto, as the Lenders, and the other issuing banks party thereto, as Issuing Banks, and Wells Fargo Bank, National Association, Bank of America, N.A., Goldman Sachs Bank USA, MUFG Bank, LTD and Fifth Third Bank, National Association, as Joint Lead Arrangers and Joint Bookrunners. Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 1, 2023. @

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	News Release dated June 1, 2023. Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 1, 2023.
99.2	Audited combined financial statements of the Billings Refinery and Associated Logistics Business as of and for the years ended December 31, 2022 and 2021.
99.3	Unaudited condensed combined financial statements of the Billings Refinery and Associated Logistics Business for the quarterly period ended March 31, 2023 and March 31, 2022.
99.4
Unaudited pro forma condensed consolidated combined financial information of Par Pacific Holdings, Inc. and its subsidiaries for the six months ended June 30, 2023 and for the year ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

@
Schedules to and portions of this exhibit have been omitted pursuant to Item 601(a)(5) and (b)(2)(ii) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to and portions of this exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2023

PAR PACIFIC HOLDINGS, INC.

By:	/s/ Jeffrey R. Hollis
Jeffrey R. Hollis
Senior Vice President, General Counsel, and Secretary